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                                                                   EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated December 8, 1998 included in or made a part of this Amendment No. 1 to Form 8-K and to the incorporation by reference of that report into Registration Statement No. 333-60931.

                                                           /s/ Arthur Andersen
Minneapolis, Minnesota,
December 8, 1998